SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 11, 2005

            Lehman ABS Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-116432	13-3447441
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.1

Filed concurrently herewith are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Lehman ABS Corporation Home Equity Loan Trust, Series 2005-1 Home Equity Loan Asset-Backed Notes, Series 2005-1, Class A Notes (the “Offered Notes”).  The Offered Notes are being offered pursuant to a prospectus supplement and the related prospectus (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Offered Notes have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-1016432) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1                 Computational Materials.

99.2                 Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        LEHMAN ABS CORPORATION

By:  /s/ Daniel E. Israeli

Name: Daniel E. Israeli

                                                                              Title:   Vice President

Dated: March 11, 2005

EXHIBIT INDEX

Exhibit No.                                                                  Description

99.1                                                                             Computational Materials

99.2                                                                             Computational Materials

Exhibit 99.1     Computational Materials

Exhibit 99.2     Computational Materials